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COMMODORE APPLIED TECHNOLOGIES, INC.

C

COMMODORE APPLIED TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

SHARES
COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 202630 10 9


CUSIP 202630 10 9

THIS CERTIFIES THAT
IS OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

Commodore Applied Technologies, Inc. transferable on the books of the corporation, by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

Secretary

President

Countersigned and Registered:
               THE BANK OF NEW YORK
                    (New York)

Transfer Agent
and Registrar

By

Authorized Signature

The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  ? as tenants in common

  TEN ENT  ? as tenants by the entireties

  JT TEN   ? as joint tenants with right of
             survivorship and not as tenants
             in common


UNIF GIFT MIN ACT ? ..................... Custodian .....................
                              (Cust)                   (Minor)

                      under Uniform Gifts to Minors

           Act .................................
                           (State)

Additional abbreviations may also be used though not in the above list. For value received,.hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


 .

 .

Please print or typewrite name and address including postal zip code of assignee

 .

 .

 .Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

 .

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,....................................................


 ................................................................................

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.